UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        October 9, 2008 (October 9, 2008)
                        ---------------------------------
                Date of Report (Date of earliest event reported)


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


                      Iowa                                001-14881                       94-2213782
-------------------------------------------------- ------------------------- --------------------------------------
 (State or other jurisdiction of incorporation)    (Commission File Number)  (IRS Employer Identification Number)


           666 Grand Avenue, Suite 500
                Des Moines, Iowa                                                          50309-2580
-------------------------------------------------- ------------------------- --------------------------------------
    (Address of principal executive offices)                                              (Zip code)

                                  515-242-4300
                                  ------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01.  Other Events

     On October 9, 2008, MidAmerican Energy Holdings Company ("MidAmerican") issued a press release announcing that it has made regulatory filings with the U.K. Financial Services Authority and the Commission of the European Communities related to MidAmerican's proposed merger with Constellation Energy Group, Inc. ("Constellation Energy"). A copy of the press release is attached as Exhibit
99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits


Exhibit No.    Description
-----------    -----------

99.1           Press Release of MidAmerican Energy Holdings Company, dated
               October 9, 2008.


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Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between MidAmerican and Constellation Energy and the expected timing and completion of the transaction. You can typically identify forward-looking statements by the use of forward-looking words, such as "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast," and similar terms. These statements are based upon MidAmerican's current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside MidAmerican's control and could cause actual results to differ materially from those expressed or implied by MidAmerican's forward-looking statements. These factors include, among others:

     o the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all;

     o general economic, political and business conditions in the jurisdictions in which MidAmerican's facilities are located;

     o changes in governmental, legislative or regulatory requirements affecting MidAmerican or the electric or gas utility, pipeline or power generation industries;

     o changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;

     o the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;

     o changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or MidAmerican's ability to obtain long-term contracts with customers;

     o changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;

     o the financial condition and creditworthiness of MidAmerican's significant customers and suppliers;

     o    changes in business strategy or development plans;

     o    availability, terms and deployment of capital;

     o performance of MidAmerican's generation facilities, including unscheduled outages or repairs;

     o    risks relating to nuclear generation;

     o the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;

     o the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;

     o    changes in MidAmerican's and its subsidiaries' credit ratings;

     o unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;


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


     o the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;

     o MidAmerican's ability to successfully integrate future acquired operations into its business;

     o other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and

     o other business or investment considerations that may be disclosed from time to time in MidAmerican's filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDAMERICAN ENERGY HOLDINGS COMPANY
                                        -----------------------------------
                                                   (Registrant)
Date:  October 9, 2008
                                              /s/ Douglas L. Anderson
                                                Douglas L. Anderson
                                               Senior Vice President
                                                and General Counsel


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


                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------


99.1           Press Release of MidAmerican Energy Holdings Company, dated
               October 9, 2008.


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